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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement (No. 333-30816) on Form S-1 of our report dated September 29, 1999 relating to the financial statements of MBR Technologies, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts."

SWENSON ADVISORS, LLP

Temecula, California

March 2, 2000